SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                      CUMBERLAND MOUNTAIN BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
     0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

              [LETTERHEAD OF CUMBERLAND MOUNTAIN BANCSHARES, INC.]












                               September 15, 2000


Dear Stockholder:

     We invite you to attend the 2000 Annual Meeting of the Stockholders of Cumberland Mountain Bancshares, Inc. to be held at the Fountain City Park Bank, 5320 N. Broadway, Fountain City, Tennessee on Wednesday, October 18, 2000 at 3:30 p.m., Eastern Time.

     The accompanying notice and proxy statement describe the formal business to be transacted Enclosed with this proxy statement are a proxy card and an Annual Report to Stockholders for the 2000 fiscal year. Directors and officers of the Company, as well as representatives of Marr, Miller & Myers, PSC, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     To help us with our planning, please check the box on the proxy card if you plan to attend the meeting in person.

                                Sincerely,


                                /s/ James J. Shoffner


                                James J. Shoffner
                                President

--------------------------------------------------------------------------------
                      CUMBERLAND MOUNTAIN BANCSHARES, INC.
                             1431 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-4584


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 18, 2000
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Cumberland Mountain Bancshares, Inc. (the "Company"), will be held at the Fountain City Park Bank, 5320 N. Broadway, Fountain City, Tennessee at 3:30 p. m., Eastern Time, on Wednesday, October 18, 2000.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of one director for a three-year term;

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 5, 2000 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     The Company's Proxy Statement for the Annual Meeting accompanies this Notice and a form of proxy is enclosed herewith. You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ J. D. Howard

                                       J. D. HOWARD
                                       SECRETARY
Middlesboro, Kentucky
September 15, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                      CUMBERLAND MOUNTAIN BANCSHARES, INC.
                             1431 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 18, 2000


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cumberland Mountain Bancshares, Inc. (hereinafter called the "Company") to be used at the 2000 Annual Meeting of Stockholders of the Company (hereinafter called the "Annual Meeting"), which will be held at the Fountain City Park Bank, 5320 N. Broadway, Fountain City, Tennessee on Wednesday, October 18, 2000, at 3:30 p.m., Eastern Time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about September 15, 2000.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR NAMED BELOW. The
                                  ---
proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 5, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 680,159 shares of Common Stock issued and outstanding.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                          AMOUNT AND             PERCENT OF
                                          NATURE OF              SHARES OF
NAME AND ADDRESS                          BENEFICIAL            COMMON STOCK
OF BENEFICIAL OWNER                       OWNERSHIP (1)        OUTSTANDING (2)
-------------------                       -------------        ---------------

James J. Shoffner                              66,497 (3)            9.67%
1431 Cumberland Avenue
Middlesboro, Kentucky 40961

Cumberland Mountain Bancshares, Inc.           87,856               12.92%
Employee Stock Ownership Plan
1431 Cumberland Avenue
Middlesboro, Kentucky  40961

Jeffrey L. Gendell                             67,116                9.87%
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

Sandler O'Neill Asset Management, LLC          65,000                9.56%
Malta Partners, L.P.
Malta Hedge Fund, L.P.
Malta Partners II, L.P.
Malta Hedge Fund II, L.P.
SOAM Holdings, LLC
Terry Maltese
712 Fifth Avenue
22nd Floor
New York, New York  10019

All Executive Officers and                    128,101 (4)           18.15%
Directors as a group (8 persons)

______
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) In calculating percentage ownership for a named individual or group, the number of shares outstanding is deemed to include shares which the named individual or group has the right to acquire pursuant to the exercise of options exercisable within 60 days of the Record Date.
(3) Includes 7,852 shares which Mr. Shoffner has the right to acquire pursuant to the exercise of options.
(4) Includes 25,552 shares which directors and officers have the right to acquire pursuant to the exercise of options.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is currently composed of five members. Under the Company's Charter, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting one director will be elected for a term expiring at the Annual Meeting to be held in the year 2003. The Board of Directors has nominated J. Roy Shoffner, to serve for an additional term of three years and until his successor is elected and qualified. Under Tennessee law, directors are elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

         Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

         The following table sets forth, for the nominee and each continuing director, his name, age as of the Record Date, the year he first became a director of the Bank, the expiration of his current term as a director of the Company and the number and percentage of shares of Common Stock beneficially owned. All of the Company's current directors were initially appointed as directors in 1996 in connection with the incorporation and organization of the Company, except for Barry Litton who was appointed to the Board of Directors in November 1997. Each director of the Company also is a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person has been selected as a director or nominee for director of the Company, and, except for
J. Roy Shoffner and James J. Shoffner who are father and son, no director, nominee or executive officer is related to any other director, nominee or executive officer by blood, marriage or adoption.

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR" THE  NOMINEE  LISTED
BELOW.

                                                                              SHARES OF
                                            YEAR FIRST                      COMMON STOCK
                                            ELECTED AS         CURRENT      BENEFICIALLY
                         AGE AS OF THE       DIRECTOR           TERM       OWNED AS OF THE       PERCENT
NAME                      RECORD DATE       OF THE BANK       TO EXPIRE    RECORD DATE (1)      OF CLASS
----                      -----------       -----------       ---------    ---------------      --------

                                           BOARD NOMINEE FOR TERMS TO EXPIRE
                                              AT THE 2003 ANNUAL MEETING

J. Roy Shoffner (2)           72               1961             2000          13,161   (3)       1.92%

                                            DIRECTORS CONTINUING IN OFFICE

Reecie Stagnolia, Jr.         64               1993             2001          16,616   (4)       2.44%
Raymond C. Walker             70               1985             2001          14,935   (5)       2.19%
Barry Litton                  49               1997             2002           2,932   (6)       0.43%
James J. Shoffner (2)         39               1988             2002          66,497   (7)       9.67%

________________
(1) In calculating percentage ownership for a named individual or group, the number of shares outstanding is deemed to include shares which the named individual or group has the right to acquire pursuant to the exercise of options.
(2) On February 24, 1999, without admitting or denying any of the claims therein, J. Roy Shoffner and James J. Shoffner consented to the issuance by the Office of Thrift Supervision of a Cease and Desist Order for an alleged violation of the Change in Bank Control Act. The Order required the Shoffners to pay restitution to the Company in the amount of


                                       3

     $51,612. James J. Shoffner was also required to pay to the Office of Thrift Supervision a civil money penalty in the amount of $10,000.

(3) Includes 4,291 shares of Common Stock which Mr. Shoffner has the right to acquire pursuant to the exercise of options exercisable within 60 days of the Record Date. Does not include 66,497 shares beneficially owned by Mr. Shoffner's adult children as to which he disclaims beneficial ownership.
(4) Includes 9,154 shares held jointly with Mr. Stagnolia's wife, 2,266 shares held in Mr. Stagnolia's IRA and 3,065 shares held in his wife's IRA. Includes 2,131 shares which Mr. Stagnolia has the right to acquire pursuant to the exercise of options.
(5) Includes 10,664 shares held jointly with Mr. Walker's wife. Includes 2,465 shares which Mr. Walker has the right to acquire pursuant to the exercise of options exercisable within 60 days of the Record Date.
(6) Includes 1,465 shares which Mr. Litton has the right to acquire pursuant to the exercise of options exercisable within 60 days of the Record Date.
(7) Includes 7,852 shares which Mr. Shoffner has the right to acquire pursuant to the exercise of options exercisable within 60 days of the Record Date. Mr. Shoffner disclaims beneficial ownership of any shares held by his father.


     Presented below is certain information concerning the nominee and directors continuing office. Unless otherwise stated, all directors and the nominee have held the positions indicated for at least the past five years.

     J. ROY SHOFFNER is currently Chairman of the Board and Chief Executive Officer of the Company and of Middlesboro Federal, a position he has held since 1994. He is a graduate of Lincoln Memorial University and a veteran USAF pilot of four years. Mr. Shoffner owns and operates Shoffner Realty, a real estate development company and also owns JRS Restaurant Corporation. Mr. Shoffner is the past owner of a local plastic pipe manufacturing company and is active in real estate and business properties. Mr. Shoffner is the father of James J. Shoffner.

     REECIE STAGNOLIA, JR. is currently Vice President and the Branch Manager and Loan Officer at the Cumberland Branch (Tri-City Office), of the Bank, a position he has held since 1989. He previously worked for the Harlan County Board of Education as a teacher, Assistant Principal and Principal, Assistant Superintendent and Superintendent from 1962 to 1988. Mr. Stagnolia is currently a member of the Board of Directors of the Center for Rural Development, Harlan County Airport, Kentucky Coal Mine Museum, Tri-City Chamber of Commerce, Cumberland Lions Club, Sleepy Hollow Country Club, Inc., and Chairman of Cumberland Tourism Board.

     RAYMOND C. WALKER served as president of the Mutual Holding Company's subsidiary, Home Loan Mortgage Corporation from October, 1991 to October, 1996. He worked for the Middlesboro Daily News as Advertising Director for 24 years, worked at National Bank as Business Development Director for seven years and served five years as manager of 120 units of the Section 8 Federally Funded Housing. Mr. Walker served as mayor of the city of Middlesboro and served as Vice President and Treasurer of the Bank.

     BARRY LITTON is currently Vice Chairman of the Board. Mr. Litton owns and manages Litton's Market, a restaurant located in Knoxville, Tennessee.

     JAMES J. SHOFFNER joined Middlesboro Federal in 1994 as Vice President and Chief Operating Officer and became President and Chief Managing Officer in March 1996. He also serves as President of the Company. He also has served as President of Home Mortgage Loan Corporation since 1996. Prior to joining the Bank as a full-time officer, Mr. Shoffner is the President of JRS Restaurant Corporation. He graduated from Middlesboro High School and attended the University of Kentucky. He is a Deacon in the First Baptist Church of
Middlesboro. Mr. Shoffner is a member of the Middlesboro Kiwanis Club and a member of the Bell County Industrial Commission. He has served on the Board of Directors of Middlesboro Federal since June 6, 1988. Mr. Shoffner is the son of
J. Roy Shoffner.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information including their ages as of the Record Date with respect to executive officers of the Company who do not serve on the Board of Directors. Executive officers are appointed annually by the Board of Directors.

     J. D. HOWARD, age 39, joined the Bank in July 1996 as Vice President and was appointed Chief Financial Officer in October 1996 and named Senior Vice President in July 1999. He also serves as Secretary/Treasurer for the Company. Prior to joining the Bank, Mr. Howard was an internal auditor and compliance officer at Home Federal of Middlesboro for two years. Prior to that he was Chief Financial Officer of First Federal Savings Bank, Pineville, Kentucky for 11 years.

     DIANA J. MIRACLE, age 38, joined the Bank as a compliance officer in August 1995, was named Vice President and Chief Operating Officer in October 1996 and was named Senior Vice President in July 1999. Prior to that time, she was employed at Security First Network Bank in Pineville, Kentucky for 11 years. Ms. Miracle currently serves a three-year term as a director of the Young Bankers Division of the Kentucky Bankers Association.

     BETTY HALSEY, age 50, has been Senior Vice President and Chief Lending Officer of the Bank since July 1999, Prior to joining the Bank, Ms. Halsey was Chief Executive Officer and President at Community Trust Bank's Middlesboro office since June 1995. Prior to 1995, Ms. Halsey was Chief Executive Officer of Commercial Bank, Middlesboro, since 1994. Prior to that she was Senior Lender at Commercial Bank. Ms. Halsey is a member of the Middlesboro Kiwanis Club and Financial Women International.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Audit, Compensation, Finance, Insurance, Investment and Loan Committees.

     During fiscal year 2000, the Board of Directors held 12 regular meetings and one special meeting called in accordance with the bylaws. No director attended less than 75% of said meetings and the meetings held by all committees of the Board of Directors on which he served.

     The Audit Committee consists of Directors Barry Litton and Raymond C. Walker. This committee regularly meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the Audit Committee meets with the independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee met 13 times during the fiscal year ended June 30, 2000.

     The Compensation Committee is comprised of any three non-employee directors and one senior officer who does not participate in deliberations regarding his compensation. The Compensation Committee annually reviews the compensation of the officers of the Bank and makes recommendations to the Board of Directors. The Committee reports to the full Board of Directors at the regular meetings. The Compensation Committee met three during the fiscal year ended June 30, 2000.

     The Loan Committee is made up of any one director and two senior officers. The committee meets weekly to review and ratify management's approval of loans made within the scope of its authority since the last committee meeting and approve all loans up to $250,000. The Loan Committee met 79 times during the fiscal year ended June 30, 2000.

     Under the Company's Bylaws, the Board of Directors serves as a nominating committee for selecting management's nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not established any procedures for this purpose. The Board of Directors met six times in its capacity as the nominating committee during the fiscal year ended June 30, 2000.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

     DIRECTOR FEES. The members of the Board of Directors receive $1,100 for regular monthly Board meetings and committee meetings attended. The Chairman receives $1,500 monthly for regularly scheduled Board meetings and committee meetings. The Vice Chairman receives $1,200 for regular monthly board meetings attended.

     Pursuant to the Cumberland Mountain Bancshares, Inc. Stock Option and Incentive Plan (the "Option Plan"), non-employee directors of the Company received automatic grants of stock options in fiscal year 1999. Each director who was not an employee on the effective date of the Option Plan received options to purchase 2,198 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant ($16.00). All such options will expire on October 21, 2008. Directors who are also employees are eligible for awards under the Option Plan as well. During fiscal 1999 Director James J. Shoffner received a grant of 10,993 options also at an exercise of $16.00 and subject to a three year vesting schedule.

     DIRECTOR RETIREMENT PLAN. The Bank has adopted the Middlesboro Federal Bank, Federal Savings Bank Retirement Plan for Directors (the "Directors' Plan") pursuant to which directors of the Bank are entitled to receive, upon retirement, 60 monthly payments in the amount of 75% of the average monthly fees that the respective director received for service on the Board during the 12-month period preceding termination of service on the Board, subject to a 20 year vesting schedule. In connection with the adoption of the Directors' Plan, the Bank incurred an expense of $169,061 which was recognized during the fiscal year 1997.

     In fiscal year 1997, the Bank's Board converted the Directors' Plan from a defined benefit type of plan to a defined contribution type. Under the Directors' Plan, as amended, a bookkeeping account in each participants' name is credited, on an annual basis with an amount equal to the sum of the accrual attributable to the participant equal to the investment return which would have resulted if such deferred amounts had been invested in either Common Stock or the Bank's highest annual rate of interest on certificates of deposit having a one-year term.

     Each participant's account has been credited with an amount equal to the present value of the benefits in which the participant has a fully vested interest before its amendment. This amount was determined based on the participant's years of service and 75% of average fees paid to directors in the year prior to the participant's retirement. In addition, beginning July 1, 1996, each participant's account is credited with $1,516 for each year of service until a maximum of 20 years worth of credits is reached, including past service credits. Benefits are payable from the Bank's general assets, although the Bank may establish a grantor trust that will purchase Common Stock that will be held to help the Bank meet its liabilities associated with the Directors' Plan.

     Upon a "Change in Control" the present value of each participant's benefits will become payable in one lump-sum payment within ten days. "Change in Control" generally refers to (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing twenty percent (20%) or more of the combined voting power of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board of the Bank or the board of directors of the Company on the date hereof ("Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any person becoming a director subsequent to the date
          --------
hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) the occurrence of a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the resulting entity. A Change in Control will not occur as the result of acquisitions of Common Stock by Messrs. J. Roy Shoffner and James J. Shoffner.


--------------------------------------------------------------------------------
                    EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer. No other executive officer of the Company earned a salary and bonus during fiscal year 2000 exceeding $100,000 for services rendered in all capacities to the Bank.

                                                                                      LONG-TERM COMPENSATION
                                                                                     --------------------------
                                                                                               AWARDS
                                                     ANNUAL COMPENSATION             --------------------------
                                            -------------------------------------    RESTRICTED     SECURITIES
                                 FISCAL                              OTHER ANNUAL       STOCK        UNDERLYING      ALL OTHER
NAME                             YEAR       SALARY       BONUS       COMPENSATION     AWARD(S)        OPTIONS     COMPENSATION(1)
----                             ----       ------       -----       ------------     --------       ----------   ---------------
James J. Shoffner
President and Chief Executive    2000      $100,000    $  1,500        $      --      $       --     $      --       $13,200
Officer                          1999       100,000       1,500               --          35,351  (2)   10,993        13,200
                                 1998        87,500       4,369               --              --            --        26,016

___________
(1) Consists of director's fees and the value of stock awarded to Mr. Shoffner's account in the ESOP.
(2) As of June 30, 2000, Mr. Shoffner held 4,221 shares of restricted Common Stock awarded under the MRP. Such shares had an aggregate value of $25,326 based on the last known sale price of $6.00 per share.

     OPTION YEAR-END VALUE TABLE. The following table sets forth information concerning the value of options held by the Chief Executive Officer at June 30, 2000.

                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                         UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                        OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END (1)
                        ----------------------------    ---------------------------
NAME                    EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                    -----------    -------------    -----------   -------------

James J. Shoffner         7,852          3,664           $    --        $    --

___________
(1) Based on aggregate fair market value of the shares of Common Stock underlying the options at June 30, 2000 less aggregate exercise price. For purposes of this calculation, the fair market value of the Common Stock at June 30, 2000 is assumed to be equal to the last known sale price of $6.00 per share. Of the11,516 options held by Mr. Shoffner, 523 options were granted at an adjusted exercise price of $7.50 per share, and 10,993 options were granted at an exercise price of $16.00.

--------------------------------------------------------------------------------
                              CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

         During the fiscal year ended June 30, 2000, certain loans made by the Bank were outstanding in an amount exceeding $60,000 to certain directors and executive officers and associates of directors and executive officers. All of such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2000 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 1431 Cumberland Avenue, Middlesboro, Kentucky 40961 no later than May 18, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Exchange Act.

         Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Company not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is given fewer than 40 days before the meeting, such written notice shall be delivered or mailed to the secretary of the Company not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ J. D. Howard

                                  J. D. HOWARD
                                  SECRETARY

Middlesboro, Kentucky
September 15, 2000


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE STOCKHOLDER RELATIONS, CUMBERLAND MOUNTAIN BANCSHARES, INC., 1431 CUMBERLAND AVENUE, MIDDLESBORO, KENTUCKY 40961.
--------------------------------------------------------------------------------

                      CUMBERLAND MOUNTAIN BANCSHARES, INC.
                             1431 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Reecie Stagnolia,  Jr., Barry Litton and Raymond
C. Walker, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Cumberland Mountain Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Fountain City Park Bank, 5320 N. Broadway, Fountain City, Tennessee on Wednesday, October 18, 2000, at 3:30 p.m., Eastern Time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

A VOTE "FOR" THE NOMINEE IS RECOMMENDED BY THE BOARD OF DIRECTORS

1.       Election of director
         [    ]  FOR the nominee listed below (except as marked to the contrary)
         [    ]  WITHHOLD AUTHORITY to vote for the nominee

                  J. Roy Shoffner

Instructions: To withhold authority to vote for any individual nominees, write the nominee's name in the space provided.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

___________________________________, 2000


___________________________________
Signature


___________________________________
Signature if Held Jointly




Please sign exactly as your name appears above. For joint accounts, both owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.